UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2022 (February 10, 2022)

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 23, 2022, Investview, Inc. (the “Company”) announced the restructuring of its executive leadership with the appointment of Victor M. Oviedo as the Company’s new Chief Executive Officer and as a director, the transition of James R. Bell from acting Chief Executive Officer to President and Acting Chief Operating Officer, and the appointment of Myles Gill as the Company’s Director of Operations.

Victor M. Oviedo, 45, has served for the past 4 years as co-founder and Managing Partner for StageLight Group, a strategic capital and advisory firm which provides strategic capital to early and growth-stage companies. Previously, he was a Partner at SkyBridge Capital and Global Head of Business Development & Strategy where he was directly responsible for the firm’s growth, international expansion, new business development and brand strategy initiatives. During his 12-year tenure, he was instrumental in growing the firm’s assets from $300M to $14B, acquiring their flagship fund-of-fund business and creating & launching the world-renowned SALT Conference. Prior to joining SkyBridge, Mr. Oviedo was a Senior Consultant within Oliver Wyman’s capital markets division where he focused on international acquisitions and growth strategies for major financial institutions. In addition, he was a Manager of Strategic Growth for Kozmo – a venture capital funded start-up. He began his career as an investment banker at Donaldson, Lufkin & Jenrette (DLJ) within the media & communications team.

Mr. Oviedo received an MBA in Finance & Entrepreneurship from the Wharton School at the University of Pennsylvania and a MA in Advance International Studies from the Paul H. Nitze School of Advanced International Studies (SAIS) at Johns Hopkins University. He also graduated with honors with a BSFS in International Economics from the Edmund A. Walsh School of Foreign Service at Georgetown University.

Under the terms of his employment agreement dated February 10, 2022, Mr. Oviedo will receive an annual salary of $415,000 with additional quarterly incentive cash and common stock bonuses to be paid if certain target key performance indicators are achieved. In addition, Mr. Oviedo shall be eligible to receive: (i) periodic cash and common stock “Market Capitalization” bonuses once the Company achieves certain pre-determined minimum levels of market capitalization, share price and trading volume; and (ii) a one-time cash “Up-Listing” bonus upon the Company listing it shares on the Nasdaq Stock Market, the New York Stock Exchange, the NYSE American or such other national stock exchange as approved by the Board (or committee thereof). The Company has also agreed to grant Mr. Oviedo 60,000,000 shares of restricted common stock for his service as an executive officer and an additional 20,000,000 shares of restricted common stock for his service as a director. All of those shares will vest over a five-year period. Those shares will be issued under the Company’s 2022 Incentive Plan following the filing and effectiveness of an S-8 registration statement and will be subject to the terms of a Lock-Up Agreement dated March 22, 2021, to which Mr. Oviedo has joined as a party pursuant to a Joinder Agreement. The Company and Mr. Oviedo have also entered into an indemnification agreement. The commencement of Mr. Oviedo’s service to the Company was deferred from February 10, 2022, until February 22, 2022, so as to be co-terminus with the commencement of service of Messrs. Bell and Gill, as the employment of each of the recent appointees was part of an overall reorganization of management.

With the completion of his service as Acting Chief Executive Officer, James R. Bell, 56, has agreed to serve in the Company’s newly created role as President and Acting Chief Operating Officer. Mr. Bell specializes in financial management with more than 30 years of experience in the capital markets. As co-founder and chief executive officer of MPower Trading Systems, a business that was acquired by the Company during September 2021, Mr. Bell was responsible for charting the Company’s business course and overseeing all principal functions of the firm, including corporate strategy and deployment of initiatives, product, and partnerships. Mr. Bell has been at the forefront of online trading since its infancy. Prior to co-founding MPower in 2004, Mr. Bell served as managing director of trading development of thinkorswim-TD Ameritrade, Inc. from 2002-2011, where he led the company’s product and technology team to develop client digital content. Mr. Bell is also co-founder and passive minority partner of ShadowTrader Technologies, which provides real-time digital financial research and education content to TD Ameritrade, Inc. (2004-present). Prior to MPower, Mr. Bell also co-founded B/C Interactive Trading Technologies in 2001, which was ultimately sold to MPower in 2004. Prior to B/C, Mr. Bell served as SVP of Janney Montgomery Scott, and before that position, with Morgan Stanley. Mr. Bell studied economics and business management at Frostburg State University. Mr. Bell has held multiple business accreditations and securities licenses, including FINRA Series 7, FINRA Series 55, and FINRA Series 63.

2

Under the terms of his employment agreement dated February 22, 2022, Mr. Bell will receive an annual salary of $335,000 with additional quarterly incentive cash and common stock bonuses to be paid if certain target key performance indicators are achieved. In addition, Mr. Bell shall be eligible to receive: (i) periodic cash and common stock “Market Capitalization” bonuses once the Company achieves certain pre-determined minimum levels of market capitalization, share price and trading volume; and (ii) a one-time cash “Up-Listing” bonus upon the Company listing it shares on the Nasdaq Stock Market, the New York Stock Exchange, the NYSE American or such other national stock exchange as approved by the Board (or committee thereof). The Company has also agreed to grant Mr. Bell 60,000,000 shares of restricted common stock, vesting over five years, for his service as an executive officer. Those shares will be issued under the Company’s 2022 Incentive Plan following the filing and effectiveness of an S-8 registration statement.

The Company has also appointed Myles Gill, 48, as its new Director of Operations. From 2018 through 2021, Mr. Gill was the President and Chief Investment Officer for Manning Operations Group, a 23-entity family office with $2.0 billion in assets under management. Prior to that, Mr. Gill served as the co-CFO of D2 Equities, a family office where he was the co-lead of global finance, treasure, technology, and corporate development functions. Mr. Gill has a BS in mathematics from the United States Naval Academy.

Under the terms of his employment agreement dated February 22, 2022, Mr. Gill will receive an annual salary of $250,000 with additional quarterly incentive cash and common stock bonuses to be paid if certain target key performance indicators are achieved.. In addition, Mr. Gill shall be eligible to receive: (i) periodic cash and common stock “Market Capitalization” bonuses once the Company achieves certain pre-determined minimum levels of market capitalization, share price and trading volume; and (ii) a one-time cash “Up-Listing” bonus upon the Company listing it shares on the Nasdaq Stock Market, the New York Stock Exchange, the NYSE American or such other national stock exchange as approved by the Board (or committee thereof). The Company has also agreed to grant Mr. Gill 20,000,000 shares of restricted common stock, vesting over five years, for his service as an executive officer. Those shares will be issued under the Company’s 2022 Incentive Plan following the filing and effectiveness of an S-8 registration statement and will be subject to the terms of a Lock-Up Agreement dated March 22, 2021, to which Mr. Gill has joined as a party pursuant to a Joinder Agreement.

In connection with the executive leadership transition, the Company has agreed to pay David B. Rothrock, its Chairman, an annual retainer of $96,000, payable monthly. The Company has also agreed to grant Mr. Rothrock 35,000,000 shares of restricted common stock, vesting over five years, for his service as a director. Those shares will be issued under the Company’s 2022 Incentive Plan following the filing and effectiveness of an S-8 registration statement.

Additionally, the Company has entered into indemnification agreements with David B. Rothrock, James R. Bell, Ralph Valvano, Company Chief Financial Officer, and Myles Gill, in substantially the form attached hereto as Exhibit 10.106.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the agreements filed hereto as Exhibits 10.100 through 10.107 to this Report and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements, including the Company’s current expectations concerning a planned future up-listing to a major market exchange and the ability to fill certain executive officer vacancies with highly experienced personnel, are based on the Company’s current beliefs and assumptions and information currently available to the Company and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements; particularly as the Company is currently responding to a previously announced SEC inquiry. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

3

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts

10.100	Employment Agreement between Investview, Inc., and Victor M. Oviedo, dated as of February 10, 2022.	This filing

10.101	Indemnification Agreement between Investview, Inc., and Victor M. Oviedo, dated as of February 10, 2022.	This filing

10.102	Victor M. Oviedo Joinder to Lock-Up Agreement dated March 22, 2021.	This filing

10.103	Employment Agreement between Investview, Inc., and James R. Bell, dated as of February 22. 2022	This filing

10.104	Employment Agreement between Investview, Inc., and Myles Gill, dated as of February 21, 2022.	This filing

10.105	Myles Gill Joinder to Lock-Up Agreement dated March 22, 2021.	This filing

10.106	Form of Executive Indemnification Agreement in Use as of February 2022	This filing

10.107	Investview, Inc., 2022 Incentive Plan	This filing

Item 99	Miscellaneous

99.01	Press Release dated February 23, 2022	This filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: February 23, 2022	By:	/s/ Ralph Valvano
Ralph Valvano
Chief Financial Officer

5